INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The provision for income taxes is as follows:

($ millions)	2024	2023
Current tax recovery	—	(0.7)
Deferred tax expense	59.8	254.4
Income tax expense	59.8	253.7
The following table reconciles income taxes calculated at the Canadian statutory rate with the recorded income taxes:

($ millions, except percentages)	2024	2023 (1)
Net income before tax from continuing operations	343.7	1,053.1
Statutory income tax rate (2)	24.14%	24.58%
Expected provision for income taxes	83.0	258.9
Change in corporate tax rates and tax rate variance	(5.4)	(5.6)
Non-deductible capital losses (non-taxable capital gains)	(15.4)	0.1
Other	(2.4)	0.3
Income tax expense	59.8	253.7
(1)Comparative period revised to reflect current period presentation.
(2)The tax rate consists of the combined federal and provincial statutory tax rates for the Company for the years ended December 31, 2024 and December 31, 2023. The combined federal and provincial rate decreased from 24.58% in 2023 to 24.14% in 2024 due to changes in the provincial allocation, reflecting the increase in the Company's weighting to sales and salaries in Alberta, as compared to Saskatchewan.
The net deferred income tax liabilities are expected to be settled in the following periods:

($ millions)	2024	2023
To be settled within one year	(1.5)	(1.7)
To be settled beyond one year	(708.5)	(641.3)
Deferred income tax	(710.0)	(643.0)
The movement in deferred income tax assets (liabilities) are as follows:

($ millions)	At January 1, 2024	(Charges) / credits due to acquisitions & other	(Charged) / credited to earnings	At December 31, 2024
Deferred income tax assets:
Decommissioning liability	146.6	—	(7.4)	139.2
Income tax losses carried forward	315.8	—	(99.3)	216.5
Risk management contracts	13.4	—	(6.1)	7.3
Lease liabilities	35.0	—	111.7	146.7
Other	53.2	0.9	(36.5)	17.6
	564.0	0.9	(37.6)	527.3
Deferred income tax liabilities:
Property, plant and equipment	(1,127.2)	(8.1)	59.9	(1,075.4)
Risk management contracts	(55.0)	—	29.7	(25.3)
ROU asset	(24.8)	—	(111.8)	(136.6)
	(1,207.0)	(8.1)	(22.2)	(1,237.3)
Net deferred income tax liabilities	(643.0)	(7.2)	(59.8)	(710.0)

($ millions)	At January 1, 2023	(Charges) / credits due to acquisitions, discontinued operations & other	(Charged) / credited to earnings	At December 31, 2023
Deferred income tax assets:
Decommissioning liability	167.4	(1.6)	(19.2)	146.6
Income tax losses carried forward	744.6	(348.2)	(80.6)	315.8
Risk management contracts	2.1	—	11.3	13.4
Lease liabilities	30.7	0.6	3.7	35.0
Other	29.9	6.8	16.5	53.2
	974.7	(342.4)	(68.3)	564.0
Deferred income tax liabilities:
Property, plant and equipment	(743.1)	(244.2)	(139.9)	(1,127.2)
Risk management contracts	(10.8)	(2.9)	(41.3)	(55.0)
ROU asset	(19.3)	(0.6)	(4.9)	(24.8)
	(773.2)	(247.7)	(186.1)	(1,207.0)
Net deferred income tax assets (liabilities)	201.5	(590.1)	(254.4)	(643.0)
The approximate amounts of tax pools as at December 31, 2024 and December 31, 2023 are as follows:

($ millions)	2024	2023
Tax pools:
Canada	6,805.9	8,281.0
United States (1)	2,537.0	2,319.7
Total	9,342.9	10,600.7
(1)The U.S. tax pools of US$1.76 billion (December 31, 2023 - US$1.76 billion) have been re-translated at the year-end foreign exchange rate.
The above tax pools include estimated Canadian non-capital losses carried forward of $902.1 million (December 31, 2023 - $1.31 billion) that expire in the years 2037 through 2043, and U.S. net operating losses of $2.54 billion (December 31, 2023 - $2.32 billion), of which $1.66 billion will expire in the years 2032 through 2037, while the remaining $881.6 million will not expire.
A deferred income tax asset has not been recognized for the U.S. tax pools of $2.54 billion (December 31, 2023 - $2.32 billion) or for other Canadian tax pools of $146.0 million (December 31, 2023 - $69.0 million) as there is not sufficient certainty regarding future utilization.